The information in this Term Sheet will be superseded by the information contained in any subsequent term sheets and definitive offering circular for any securities actually sold to you.

                                                                February 3, 2000

                                   TERM SHEET

                  REGARDING PRIVATE OFFERING OF LB-UBS 2000-C1A
                              $33,800,000 "B NOTE"
                                  (APPROXIMATE)

                                CHERRY CREEK MALL

                                DENVER, COLORADO


----------------------------- ------------------------------- ----------------- -----------------
                                     APPROXIMATE FACE            CUMULATIVE        CUMULATIVE
   EXPECTED SHADOW RATING                 AMOUNT                  LTV %(1)            DSCR
----------------------------- ------------------------------- ----------------- -----------------
             A
----------------------------- ------------------------------- ----------------- -----------------
            BBB
----------------------------- ------------------------------- ----------------- -----------------
TOTALS:                                   $33,800,000             56.6%            1.47X(2)
----------------------------- ------------------------------- ----------------- -----------------

(1) Calculation based on appraised value of $312,800,000.

(2) Assumes actual interest rate and scheduled amortization that commences on the 6th year of the loan term. DSCR without amortization for the first 5 years of the loan is 1.72x.


This material is for your private information and we are not soliciting any action based upon it. No securities are being offered by these summary materials. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that may be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of those assumptions or the likelihood that any of those assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets and securities discussed herein supersedes all prior information regarding such assets and securities.

The information in this Term Sheet will be superseded by the information contained in any subsequent term sheets and definitive offering circular for any securities actually sold to you.

                                                                February 3, 2000

MORTGAGE LOAN HIGHLIGHTS

|X| $177,000,000 first leasehold mortgage split into two mortgage loans evidenced by a $143,200,000 A Note and $33,800,000 B Note, respectively. The A Note will be transferred to LB-UBS 2000-C1 securitization.

|X| 7.68% fixed rate, 7-year term; the mortgage loans are interest only for first 5 years, then amortization for the remaining 2 years based on a 25-year schedule. Hyperamortization(1) if mortgage loans are not fully paid off by the Anticipated Payment Date.

|X| The mortgage loans are secured by the Cherry Creek Mall, a two-level regional shopping center consisting of 1,316,000 square feet located approximately 3 miles from downtown Denver, Colorado

|X| Sponsorship: Affiliates of the Taubman Realty Group developed and currently owns and manages the regional mall. Taubman Realty Group LP is an operating limited partnership that has engaged in the ownership, operation and management of regional and super-regional shopping centers for over 45 years. The company owns 17 properties totaling over 18 million square feet. In addition, they have four malls in construction totaling 5.4 million square feet.

|X| LTV: The A Note and B Note have a combined loan-to-value ratio of 56.6% based on an appraised value of $312,800,000.

|X| DSCR: Based on underwritten net cashflow of approximately $23,400,000 and a 25 year amortization schedule, the A Note and B Note have a combined DSCR of 1.47x.

|X| Prepayment Provisions: Two year lock out, then yield maintenance based on Treasuries flat with a 90-day prepayment window without penalty prior to the Anticipated Payment Date.

|X|  Cash Management: Springing lockbox if debt service coverage falls below
     1.30x.

(1) The interest rate for the Cherry Creek loan after the Anticipated Payment Date shall be fixed at the greater of: the sum of the regular interest rate plus 4%, or the sum of the yield on a US Treasury Note with a term equal to the term of the loan from the Anticipated Payment Date to the Final Maturity Date plus 4%. The amount by which interest at the post-Anticipate Payment Date Rate exceeds interest after all interest at the regular interest rate shall be added to principal, shall accrue interest and shall be payable with interest after all interest at the regular interest rate, and the principal balance of the loan, have been paid in full. Excess cash flow after the payment of operating expenses, approved extraordinary expenses, reserves and debt service shall be utilized to pay principal of the loan.


This material is for your private information and we are not soliciting any action based upon it. No securities are being offered by these summary materials. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that may be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of those assumptions or the likelihood that any of those assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets and securities discussed herein supersedes all prior information regarding such assets and securities.

The information in this Term Sheet will be superseded by the information contained in any subsequent term sheets and definitive offering circular for any securities actually sold to you.

                                                                February 3, 2000

PROPERTY HIGHLIGHTS

|X| The Cherry Creek Mall is a regional mall located three miles southeast of downtown Denver, Colorado. The Property was built in 1990 and was subsequently expanded in 1994, 1997 and 1998. Cherry Creek has achieved in-line sales for the past 4 years of over $400 psf. The center is well-positioned with upscale anchors and specialty stores including the region's only Tiffany & Co. and Rainforest Cafe.

|X|  Location:  Denver, Colorado

|X| Year Built/Renovated: Built in 1990, with major renovations or expansions in 1994, 1997 and 1998

|X|  Anchors:

                                 SQUARE FOOTAGE      % OF TOTAL GLA      LEASE EXPIRATION        MOODY'S RATING           S&P RATING

       Foley's                       177,504               13.5%              8/9/10                   A1                     A+

       Lord & Taylor                 101,184                7.7               8/15/10                  A1                     A+

       Saks Fifth Ave.                88,535                6.7               8/14/20                 Baa3                    BBB

       Neiman Marcus                  87,267                6.6               8/16/25                 Baa2                    BBB

       Bed, Bath & Beyond             89,000                6.8               1/31/10                  NR                    BBB-

         TOTALS:                     543,490               41.3%

|X| Occupancy: In-line occupancy of 94.5% and overall occupancy of 97.5% as of December 31, 1999.

|X| In-line Sales: 1997, 1998 and 1999 in-line sales were approximately $407, $424 and $450 per square foot, respectively.

|X|  Occupancy Costs:  14.1% as of December 1998.

|X| Borrower's 1999 NOI: Approximately $23.4 million (annualized based on January through September 1999 numbers) according to borrower-provided financial statements.

|X| Underwritten cashflow: Approximately $23.4 million based on leases in place as of 12/31/99 and operating expenses for 1999, with adjustments for tenant improvements, leasing commissions, underwritten capital expenses and management fees.

|X| Ground lease: There are two separate ground leases related to the property, both held by Taubman's 50% partner, the Temple Hoyne Buell Foundation. Both ground lease expire on October 14, 2083.


This material is for your private information and we are not soliciting any action based upon it. No securities are being offered by these summary materials. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that may be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of those assumptions or the likelihood that any of those assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets and securities discussed herein supersedes all prior information regarding such assets and securities.

The information in this Term Sheet will be superseded by the information contained in any subsequent term sheets and definitive offering circular for any securities actually sold to you.

                                                                February 3, 2000

STRUCTURAL SUMMARY

A/B NOTE STRUCTURE The mortgage loan will be evidenced by two notes, an A Note and a B Note.
                                The A Note, which will have the balance
                                indicated above, representing a loan amount with a shadow rating no lower than AA, will be contributed to the LB-UBS 2000-C1 securitization. The B Note, with the balance indicated above, will be sold separately either through a sale to another trust which will issue securities representing an interest in such note or a direct sale of such B Note to an institution.

                                The rights of the B Note holder or of the holder of the securities backed by the B Note include:

                                -    The right to buy the A Note out of the
                                     LB-UBS 2000-C1 securitization following a material default thereon in order to effect a different course of asset resolution from the one proposed by the transaction's special servicer;
                                -    The right to receive all notices of
                                     significant special servicing events; and
                                -    The B Note holder will have veto rights
                                     with respect to actions taken by the
                                     special servicer regarding special
                                     servicing actions and waivers on due on
                                     sale/due on encumbrance, provided that (1)
                                     the B Note holder represents at least 50% of the aggregate principal balance outstanding of the A Note and B Note and
                                     (2) such veto actions are consistent with the servicing standard.

DISTRIBUTIONS                   Interest and principal payments will be
                                allocated first to the A Note and then to the B
                                Note.

ADVANCING                       The Servicer will be obligated to make advances
                                of scheduled principal and interest payments and
                                certain servicing expenses ("Advances"), to the
                                extent that such Advances are deemed to be
                                recoverable.


This material is for your private information and we are not soliciting any action based upon it. No securities are being offered by these summary materials. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that may be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of those assumptions or the likelihood that any of those assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets and securities discussed herein supersedes all prior information regarding such assets and securities.

The information in this Term Sheet will be superseded by the information contained in any subsequent term sheets and definitive offering circular for any securities actually sold to you.

                                                                February 3, 2000

                                   TERM SHEET

                  REGARDING PRIVATE OFFERING OF LB-UBS 2000-C1B
                              $38,680,000 "B NOTES"
                                  (APPROXIMATE)

                               WESTFIELD PORTFOLIO

                      SOUTH SHORE MALL, BAY SHORE, NEW YORK
                     DOWNTOWN PLAZA, SACRAMENTO, CALIFORNIA
                    EASTLAND CENTER, WEST COVINA, CALIFORNIA

------------------------------- -------------------------------- ----------------- ----------------
                                       APPROXIMATE FACE             CUMULATIVE       CUMULATIVE
    EXPECTED SHADOW RATING                  AMOUNT                   LTV %(1)           DSCR
------------------------------- -------------------------------- ----------------- ----------------
A
------------------------------- -------------------------------- ----------------- ----------------
BBB
------------------------------- -------------------------------- ----------------- ----------------
TOTALS:                                    $38,680,000               53.0%            1.52X
------------------------------- -------------------------------- ----------------- ----------------
(1)      Calculation based on appraised value of $407,600,000.

MORTGAGE LOAN HIGHLIGHTS


This material is for your private information and we are not soliciting any action based upon it. No securities are being offered by these summary materials. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that may be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of those assumptions or the likelihood that any of those assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets and securities discussed herein supersedes all prior information regarding such assets and securities.

The information in this Term Sheet will be superseded by the information contained in any subsequent term sheets and definitive offering circular for any securities actually sold to you.

                                                                February 3, 2000

|X| $215,780,000 million first lien fee and leasehold cross-collateralized and cross-defaulted portfolio mortgage loan secured by three properties (South Shore Mall, Downtown Plaza and the Eastland Center). The mortgage loan will be split into two mortgage loans evidenced by an $177,100,000 A Note and a $38,680,000 B Note. Only the A Notes will be transferred to LB-UBS 2000-C1 securitization.

|X| 8.177% fixed rate; 10-year term; 30-year amortization. Hyperamortization(1) commences on the Anticipated Payment Date if the mortgage loans are not paid in full at such time.

|X| Sponsorship: Westfield America is the fourth largest regional mall REIT in the United States. Through major acquisitions in 1998, Westfield's portfolio has grown from 24 to 38 regional and super-regional mall properties located in major US markets.

|X| LTV: The A Note and the B Note have a combined loan-to-value ratio of 53.0% based on an aggregate appraised value of $407,600,000.

|X| DSCR: Based on underwritten net cash flow of approximately $29.3 million, the portfolio mortgage loans (taking into account their respective A Notes and B Notes) have a combined DSCR of 1.52x.

|X| Prepayment Provisions: Lockout for 3 years from origination or 2 years from securitization, then yield maintenance will be calculated at Treasuries flat thereafter. 90 day prepayment window without penalty prior to Anticipated Payment Date.

|X| Cash Management: Springing lockbox at 1.25x DSCR (except for taxes and insurance reserves as described below under Reserve Funds).

|X| Reserve Funds: Hard lockbox for taxes and insurance reserves. If combined DSCR falls below 1.25x, escrows for tenant improvements, leasing commissions and replacement reserves will also be captured.

|X| Release Provisions: The borrower can partially release collateral upon meeting certain criteria, including substitution of collateral (defeasance or comparable property), rating agency approval, lender approval and maintenance of LTV and DSC ratios prior to substitution. Additionally, any substitute property will (1) have a value of at least 125% of the allocated loan amount of the property being replaced and (2) not represent more than 100% of the aggregate value of the mortgaged properties prior to substitution (i.e. Eastland only. However, the 25% may be waived with approval of lender, rating agencies and 100% of investors).


(1) The interest rate for the Westfield Mall loan after the Anticipated Payment Date shall be fixed at the greater of: the sum of the regular interest rate plus 4%, or the sum of the yield on a US Treasury Note with a term equal to the term of the loan from the Anticipated Payment Date to the Final Maturity Date plus 4%. The amount by which interest at the post-Anticipated Payment Date Rate for each mortgage loan exceeds all interest at the regular interest rate shall be added to principal, shall accrue interest and shall be payable with interest after all interest at the regular interest rate, and the principal balance of the loan, have been paid in full. Excess cash flow after the payment of operating expenses, approved extraordinary expenses, reserves and debt service shall be utilized to pay principal of the portfolio mortgage loan.


This material is for your private information and we are not soliciting any action based upon it. No securities are being offered by these summary materials. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that may be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of those assumptions or the likelihood that any of those assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets and securities discussed herein supersedes all prior information regarding such assets and securities.

The information in this Term Sheet will be superseded by the information contained in any subsequent term sheets and definitive offering circular for any securities actually sold to you.

                                                                February 3, 2000

PROPERTY HIGHLIGHTS
SOUTH SHORE MALL

|X| The South Shore Mall is a 1,143,112 square foot super-regional mall with four anchor tenants and 111 in-line tenants that include national retailers such as Sears and Lord & Taylor. The property was originally built in 1963, and renovated in 1997 when Sears was added along with 40,000 square feet of additional specialty stores. Additional renovations were carried out in 1997 including new floors, skylights and a new food court. In 1998 the Lord & Taylor space was added to the property. The addition of Sears and Lord & Taylor, along with the mall expansion and renovation, have strengthened the center's position in the Long Island market with sales increasing more than 14% in 1998.

|X|  Location: Bay Shore, Long Island, New York.

|X|  Year Built/Renovated: 1963 / 1997 and 1998.

|X|  Anchors:

                                 SQUARE FOOTAGE      % OF TOTAL GLA      LEASE EXPIRATION        MOODY'S RATING           S&P RATING

       Macy's                        318,804               27.9%              1/31/12                 Baa1                   BBB+

       Sears                         216,341               18.9               9/17/12                  A3                     A-

       JC Penney                     202,116               17.7               4/30/02                  A3                    BBB+

       Lord & Taylor                 120,000               10.5             1/31/59(1)                 A1                      A

         TOTALS:                     857,261               75.0%

|X| Occupancy: Overall occupancy of 98.2% and 92.7% in-line occupancy as of October 1999.

|X|  Occupancy Cost: 14.3% as of October 1999.

|X| In-line Sales: 1997, 1998 and 1999 in-line sales of approximately $333, $384 and $392 per square foot, respectively.

|X|  Borrower's 1999 NOI: $13,250,700 based on trailing 12 months ending 9/99.

|X| Underwritten Net Cash Flow: $11,361,133 based on borrower-provided 10/99 rent roll and 1999 operating budget, adjusted for management fee calculated based on 4% EGI less expense recoveries, and underwritten capital expenses including replacements, tenant improvements and leasing commissions.


(1) Tenant ground leases the pad, but owns the improvements.


This material is for your private information and we are not soliciting any action based upon it. No securities are being offered by these summary materials. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that may be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of those assumptions or the likelihood that any of those assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets and securities discussed herein supersedes all prior information regarding such assets and securities.

The information in this Term Sheet will be superseded by the information contained in any subsequent term sheets and definitive offering circular for any securities actually sold to you.

                                                                February 3, 2000

DOWNTOWN PLAZA

|X| Downtown Plaza is an open-air mall/office complex with 1,191,347 square feet (Office: 282,933 square feet; Retail: 908,414 square feet) located in downtown Sacramento, California. The retail component is a regional mall with two anchors comprised of 503,500 square feet and 108 in-line specialty stores of 404,914 square feet. The mall opened in September 1971 and was redeveloped in 1993. The three office buildings opened in 1972, 1976, and 1981, respectively. The property is located adjacent to the "Old Sacramento" district, a major tourist attraction which consists of restaurants, bars, entertainment venues, eclectic arts and craft stores and museum attractions. The combination of tourists, private sector downtown office workers, and government employees contributes to the volume of traffic at the property.

|X|  Location:  Sacramento, California.

|X|  Year Built/Renovated: 1971 / 1993.

|X|  Anchors:

                                 SQUARE FOOTAGE      % OF TOTAL GLA      LEASE EXPIRATION        MOODY'S RATING           S&P RATING

       Macy's                        332,500               27.9%              N/A(1)                  Baa1                   BBB+

       Macy's Men & Furn.            171,000               14.4               N/A(1)                  Baa1                   BBB+

         TOTALS:                     503,500               42.3%

|X| Occupancy: Overall retail occupancy of 97.0% and in-line occupancy of 93.1%, both as of October 1999.

|X|  Occupancy Cost: 12.9% as of October 1999.

|X| In-line Sales: 1997, 1998 and 1999 in-line sales of approximately $300, $289 and $300 per square foot, respectively.

|X| Borrower's 1999 NOI: $11,377,500 based on trailing 12 months ending September 1999.

|X| Underwritten Net Cash Flow: $12,486,865 based on borrower-provided 10/99 rent roll and 1999 operating budget, adjusted for management fee calculated based on 4% of EGI less expense recoveries, and capital expenses including replacements, tenant improvements and leasing commissions.

(1) Tenant owns the pad and the improvements.


This material is for your private information and we are not soliciting any action based upon it. No securities are being offered by these summary materials. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that may be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of those assumptions or the likelihood that any of those assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets and securities discussed herein supersedes all prior information regarding such assets and securities.

The information in this Term Sheet will be superseded by the information contained in any subsequent term sheets and definitive offering circular for any securities actually sold to you.

                                                                February 3, 2000

EASTLAND CENTER

|X| The Eastland Center is a power center consisting of 846,781 square feet built on 57.7 acres of land with three primary anchors and 34 other tenants. The property was originally built in 1957 as a two-level regional shopping center, and was renovated with a different target market strategy in 1997. Building on the success of the existing Mervyn's, Ross Dress for Less and Marshall's, the former May Company store and existing mall were converted into a power center with Target as the major discount store anchor. The property is located approximately 25 miles east of downtown Los Angeles along Interstate 10 (San Bernadino Freeway).

|X|  Location:  West Covina, California.

|X|  Year Built/Renovated: 1957 / 1997.

|X|  Anchors:

                                     SQUARE FOOTAGE      % OF TOTAL GLA       LEASE EXPIRATION       MOODY'S RATING       S&P RATING

       Target                            122,000               14.6%             1/31/26(1)                NR                 A-

       Burlington Coat Factory           100,000               11.8                9/31/02                 NR                 NR

       Mervyn's                           79,800                9.5              1/31/06(1)                A3                 A1

         TOTALS:                         301,800               35.9%

|X|  Occupancy:  Both overall and in-line occupancy was 100.0% as of October
     1999.

|X| Sales: 1997, 1998 and 1999 in-line sales of approximately $214, $235 and $250 per square foot, respectively.

|X|  Occupancy Cost: 4.0% as of October 1999.

|X| Borrower's 1999 NOI: $5,970,600 based on trailing 12 months ending September 1999.

|X| Underwritten Net Cash Flow: $5,487,080 based on borrower-provided 10/99 rent roll and 1999 operating budget,adjusted for management fee calculated based on 4% of EGI less expense recoveries, and capital expenses including replacements, tenant improvements and leasing commissions.

(1) Anchor groundleases the pad, but owns the improvements.


This material is for your private information and we are not soliciting any action based upon it. No securities are being offered by these summary materials. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that may be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of those assumptions or the likelihood that any of those assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets and securities discussed herein supersedes all prior information regarding such assets and securities.

The information in this Term Sheet will be superseded by the information contained in any subsequent term sheets and definitive offering circular for any securities actually sold to you.

                                                                February 3, 2000

STRUCTURAL SUMMARY

A/B NOTE STRUCTURE The mortgage loan will be evidenced by two notes, an A Note and a B Note.
                                The A Note, which will have the balance
                                indicated above, representing a loan amount with a shadow rating no lower than AA, will be contributed to the LB-UBS 2000-C1 securitization. The B Note, with the balance indicated above, will be sold separately either through a sale to another trust which will issue securities representing an interest in such note or a direct sale of such B Note to an institution.

                                The rights of the B Note holder or of the holder of the securities backed by the B Note include:

                                -    The right to buy the A Note out of the
                                     LB-UBS 2000-C1 securitization following a material default thereon in order to effect a different course of asset resolution from the one proposed by the transaction's special servicer;
                                -    The right to receive all notices of
                                     significant special servicing events; and
                                -    The B Note holder will have veto rights
                                     with respect to actions taken by the
                                     special servicer regarding special
                                     servicing actions and waivers on due on
                                     sale/due on encumbrance, provided that (1)
                                     the B Note holder represents at least 50% of the aggregate principal balance outstanding of the A Note and B Note and
                                     (2) such veto actions are consistent with the servicing standard.

DISTRIBUTIONS                   Interest and principal payments will be
                                allocated first to the A Note and then to the
                                related B Note.

ADVANCING                       The Servicer will be obligated to make advances
                                of scheduled principal and interest payments and
                                certain servicing expenses ("Advances"), to the
                                extent that such Advances are deemed to be
                                recoverable.


This material is for your private information and we are not soliciting any action based upon it. No securities are being offered by these summary materials. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that may be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of those assumptions or the likelihood that any of those assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets and securities discussed herein supersedes all prior information regarding such assets and securities.

The information in this Term Sheet will be superseded by the information contained in any subsequent term sheets and definitive offering circular for any securities actually sold to you.

                                                                February 3, 2000


                                   TERM SHEET

                  REGARDING PRIVATE OFFERING OF LB-UBS 2000-C1C

                              $22,380,000 "B NOTE"
                                  (APPROXIMATE)

                                 ANNAPOLIS MALL

                               ANNAPOLIS, MARYLAND






------------------------  ----------------------   ----------------   ----------
  EXPECTED SHADOW         APPROXIMATE FACE         CUMULATIVE         CUMULATIVE
       RATING                  AMOUNT               LTV %(1)             DSCR
------------------------  ----------------------   ----------------   ----------
         A
------------------------  ----------------------   ----------------   ----------
        BBB
------------------------  ----------------------   ----------------   ----------
      TOTALS:                  $22,380,000          68.4%                 1.29X


    (1) Calculation based on appraised value of $211,200,000.





This material is for your private information and we are not soliciting any action based upon it. No securities are being offered by these summary materials. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that may be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of those assumptions or the likelihood that any of those assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets and securities discussed herein supersedes all prior information regarding such assets and securities.

The information in this Term Sheet will be superseded by the information contained in any subsequent term sheets and definitive offering circular for any securities actually sold to you.

                                                                February 3, 2000



MORTGAGE LOAN HIGHLIGHTS


- $144,380,000 first lien fee mortgage split into two mortgage loans evidenced by a $122,000,000 A Note and a $22,380,000 B Note, respectively. Only the A Note will be transferred to LB-UBS 2000-C1 securitization.

-        8.177% fixed rate, 10-year term, 30-year amortization.
         Hyperamortization(1) commences on the Anticipated Payment Date if the mortgage loans are not paid in full at such time.

- The Annapolis Mall is a super-regional mall containing 1,116,859 square feet, with five anchors and 168 in-line tenants. The tenant mix includes nationally known tenants such as Ann Taylor and Eddie Bauer. The property is currently undergoing an expansion which includes a new 52,000 square foot Crown Theater and the addition of approximately 15,000 square feet of shops/restaurants in an entertainment district. Once the new facility opens, the existing Crown Theater will be converted into new retail shops.

- Sponsorship: Westfield America is the fourth largest regional mall REIT in the United States. Through acquisitions in 1998, Westfield has grown its portfolio from 24 to 38 regional and super-regional mall properties located in major US markets. The sales for these malls during 1998 totaled $3.1 billion, reflecting a 68.6% increase from 1997 sales total of $1.9 billion.

- LTV: The A Note and B Note have a combined loan-to-value ratio of 68.4% based on an appraised value of $211,200,000.

- DSCR: Based on underwritten net cashflow of $16,697,038, the A Note and B Note have a combined DSCR of 1.29x.

- Prepayment Provisions: Lockout either 3 years from origination or 2 years from securitization, then yield maintenance based on Treasuries flat. 90-day prepayment window without penalty prior to Anticipated Payment Date.

- Cash management: Springing lockbox at 1.25x DSCR (except for taxes and insurance reserves as described below under Reserve Funds).

-        Reserve Funds: Expected taxes and insurance premiums are reserved;
         reserves for tenant improvements, leasing commissions and capital expenditures are required if DSCR falls below 1.25x. There is also a construction interest reserve account, an additional deposit of $1 million, from which lender withdraws $112,890 per month (2/11/00-10/11/00) to be applied as partial payment of the mortgage loan. This account is subject to other reductions in connection with the reduction of the letter of credit.

- Additional Collateral: Westfield will provide a $15,000,000 Letter of Credit which will remain as additional collateral until certain NOI levels are satisfied. The Letter of Credit was required to serve as additional collateral for the portion of the mortgage loan proceeds relating to the expansion currently undertaken at the property. The income from the expansion space is not included in the DSCR or the appraised value.














(1) The interest rate for the Annapolis Mall loan after the Anticipated Repayment Date shall be fixed at the greater of: the sum of the regular interest rate plus 4%, or the sum of the yield on a US Treasury Note with a term equal to the term of the loan from the Anticipated Payment Date to the Final Maturity Date plus 4%. The amount by which interest at the post-Anticipated Repayment Rate exceeds all interest at the regular interest rate shall be added to principal, shall accrue interest and shall be payable with interest after all interest at the regular interest rate, and the principal balance of the loan, have been paid in full. Excess cash flow after the payment of operating expenses, approved extraordinary expenses, reserves and debt service shall be utilized to pay principal of the loan.

This material is for your private information and we are not soliciting any action based upon it. No securities are being offered by these summary materials. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that may be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of those assumptions or the likelihood that any of those assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets and securities discussed herein supersedes all prior information regarding such assets and securities.

The information in this Term Sheet will be superseded by the information contained in any subsequent term sheets and definitive offering circular for any securities actually sold to you.

                                                                February 3, 2000


PROPERTY HIGHLIGHTS


- The Annapolis Mall is a 1,116,859 square foot super-regional mall located in Annapolis, Maryland that features five anchor tenants as well as 168 in-line tenants including nationally known tenants such as Ann Taylor and Eddie Bauer. The property was built in 1980, and completed an extensive renovation and expansion in 1994. Currently, the property is undergoing another renovation that will add a new single level, 52,000 square foot Crown Theater and approximately 15,000 square feet of shops/restaurants. Located in the Baltimore-Washington MSA, the property is less than three miles from the historic waterfront and state capital building.

-        Location: Annapolis, Maryland.

-        Year Built/Renovated: 1980 / 1994 and 1999.

-        Anchors:

                         SQUARE FOOTAGE      % OF TOTAL GLA       LEASE EXPIRATION      MOODY'S RATING         S&P RATING

Hecht's                      198,171               17.7%                N/A(1                A1                     A+

Nordstrom's                  153,000               13.7                3/31/19               A2                     A

Montgomery Ward              147,282               13.2                11/30/NR              NR                     NR

Lord and Taylor              110,000                9.8                1/31/4A1              A1                     A+

JC Penney                     83,695                7.5                 N/A(1A2              A2                     A
                         --------------      ---------------
TOTALS:                      692,148               62.0%


- Occupancy: 98.7% total occupancy and 96.5% in-line occupancy as of October 1999.

- In-line Sales: 1997, 1998 and 1999 (based on annualized numbers from January through November 1999) in-line sales of approximately $395, $395 and $400 per square foot, respectively.

-        Occupancy Cost: 12.7% as of October 1999.

-        Borrower's 1999 NOI: $17,808,800 based on trailing 12 months ending
         September.

- Underwritten net cashflow: $16,697,038 based on 1999 NOI, with adjustments primarily for base rent to reflect tenants in occupancy as of 11/99.

















(1) Tenant owns the pad and the improvements.

This material is for your private information and we are not soliciting any action based upon it. No securities are being offered by these summary materials. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that may be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of those assumptions or the likelihood that any of those assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets and securities discussed herein supersedes all prior information regarding such assets and securities.

STRUCTURAL SUMMARY

A/B NOTE STRUCTURE         The mortgage loan will be evidenced by two notes, an
                           A Note and a B Note. The A Note, which will have the balance indicated above, representing a loan amount with a shadow rating no lower than AA, will be contributed to the LB-UBS 2000-C1 securitization. The
                           B Note, with the balance indicated above, will be sold separately either through a sale to another trust which will issue securities representing an interest in such note or a direct sale of such B Note to an institution.

                           The rights of the B Note holder or of the holder of the securities backed by the B Note include:

                           - The right to buy the A Note out of the LB-UBS 2000-C1 securitization following a material default thereon in order to effect a different course of asset resolution from the one proposed by the transaction's special servicer;
                           -        The right to receive all notices of
                                    significant special servicing events; and
                           - The B Note holder will have veto rights with respect to actions taken by the special servicer regarding special servicing actions and waivers on due on sale/due on encumbrance, provided that (1) the B Note holder represents at least 50% of the aggregate principal balance outstanding of the A Note and B Note and (2) such veto actions are consistent with the servicing standard.

DISTRIBUTIONS              Interest and principal payments will be allocated
                           first to the A Note and then to the B Note.

ADVANCING                  The Servicer will be obligated to make advances of
                           scheduled principal and interest payments and certain servicing expenses ("Advances"), to the extent that such Advances are deemed to be recoverable.




This material is for your private information and we are not soliciting any action based upon it. No securities are being offered by these summary materials. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that may be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of those assumptions or the likelihood that any of those assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets and securities discussed herein supersedes all prior information regarding such assets and securities.

The information in this Term Sheet will be superseded by the information contained in any subsequent term sheets and definitive offering circular for any securities actually sold to you.

                                                                February 3, 2000

                                   TERM SHEET

                  REGARDING PRIVATE OFFERING OF LB-UBS 2000-C1D

                              $13,500,000 "B NOTE"
                                  (APPROXIMATE)

                                SANGERTOWN SQUARE

                                NEW HARTFORD, NY


----------------------------- ------------------------------- ----------------- ----------------
                                     APPROXIMATE FACE            CUMULATIVE       CUMULATIVE
   EXPECTED SHADOW RATING                 AMOUNT                  LTV %(1)           DSCR
----------------------------- ------------------------------- ----------------- ----------------
             A
----------------------------- ------------------------------- ----------------- ----------------
            BBB
----------------------------- ------------------------------- ----------------- ----------------
          TOTALS:                       $13,500,000               50.3%            1.46X
----------------------------- ------------------------------- ----------------- ----------------

(1)      Calculation based on appraised value of $152,00,000.

MORTGAGE LOAN HIGHLIGHTS


This material is for your private information and we are not soliciting any action based upon it. No securities are being offered by these summary materials. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that may be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of those assumptions or the likelihood that any of those assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets and securities discussed herein supersedes all prior information regarding such assets and securities.

The information in this Term Sheet will be superseded by the information contained in any subsequent term sheets and definitive offering circular for any securities actually sold to you.

                                                                February 3, 2000

|X| $76,500,000 first lien mortgage loan on the fee interest of the property described below. The mortgage loan will be split into two mortgage loans evidenced by a $63,000,000 A Note and a $13,500,000 B Note, respectively. The A Note will be transferred to LB-UBS 2000-C1 securitization.

|X| 8.82% fixed rate, 10 year term, 30 year amortization. Hyperamortization(1) commences on the Anticipated Payment Date if the mortgage loan is not paid in full at such time.

|X| The mortgage loan is secured by Sangertown Square, an 855,360 square foot enclosed regional mall located in New Hartford (Utica), NY. The property is the only enclosed regional mall within a 40 mile radius. Sangertown Square estimated in-line sales of $361 psf and total sales of $187.3 million in 1999. According to the Pyramid Companies, on both a gross sales and a sales per square foot basis, Sangertown Square is the best performing single-level regional mall in their portfolio.

|X| Sponsorship: The Pyramid Companies, with over 25 years of experience in various aspects of regional mall management and development, is one of the largest developers, owners and managers of one and two-level regional enclosed shopping centers in the Northeast. The Pyramid Companies own and manage 19 centers comprising over 19 million square feet of retail space.

|X| LTV: The A Note and B Note have a combined loan-to-value of 50.3% based on an appraised value of $152,000,000.

|X| DSCR: Based on underwritten net cash flow of approximately $10.6 million, the A Note and B Note have a combined DSCR of 1.46x.

|X| Prepayment Provisions: Lockout for the first 2 years of the securitization, defeasance allowed thereafter, with a 60-day prepayment window without penalty prior to the Anticipated Payment Date

|X| Cash Management: Springing lockbox at 1.25x DSCR (except for taxes and insurance reserves as described below under Reserve Funds).

|X| Reserve Funds: Annual replacement reserves of $175,000 funded monthly ($14,583); annual tenant rollover reserves of $200,000 funded monthly ($16,667); and an annual tax and insurance reserve funded monthly. A renovation reserve of up to $2,000,000, to be funded monthly, will be required in the event that a major renovation has not been substantially completed by December 1, 2008. A debt service reserve equal to one month of debt service will be funded monthly between 1/1/2000 and 4/1/2000, with such funds to be released if NOI for any trailing 12 month period reaches $11,300,000. If NOI for any two consecutive quarters calculated on a trailing 12 month basis is below such threshold, the debt service reserve requirement will be reinstated. Release of the debt service reserve cannot occur more than twice throughout the term of the loan.

(1) The interest rate for the Sangertown Square loan after the Anticipated Repayment Date shall be fixed at the greater of: the sum of the regular interest rate plus 5%, or the sum of the yield on a US Treasury Note with a term equal to the term of the loan from the Anticipated Payment Date to the Final Maturity Date plus 5%. The amount by which interest at the post-Anticipated Repayment Rate exceeds all interest at the regular interest rate shall be added to principal, shall accrue interest and shall be payable with interest after all interest at the regular interest rate, and the principal balance of the loan, have been paid in full. Excess cash flow after the payment of operating expenses, approved extraordinary expenses, reserves and debt service shall be utilized to pay principal of the loan.

PROPERTY HIGHLIGHTS


This material is for your private information and we are not soliciting any action based upon it. No securities are being offered by these summary materials. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that may be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of those assumptions or the likelihood that any of those assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets and securities discussed herein supersedes all prior information regarding such assets and securities.

The information in this Term Sheet will be superseded by the information contained in any subsequent term sheets and definitive offering circular for any securities actually sold to you.

                                                                February 3, 2000

|X| Sangertown Square, originally built in 1980 and expanded in 1981, 1995 and 1998, is one of the primary retail shopping centers in its trade area of approximately 257,137 people, with no other enclosed shopping centers within over 40 miles. The primary competitors, New Hartford Shopping Center and Riverside Center, respectively, have a tenant mix of primarily local merchants and a big box retail format serving a different type of shopper.

|X| The success of Sangertown Square can further be attributed to its strong national and regional anchors/ major stores, e.g., Sears, JC Penney, Old Navy, Circuit City, Kaufmann's, and in-line tenants, e.g., Limited Express, Eddie Bauer, The Gap, Victoria's Secret, The Disney Store. Sangertown enjoys a highly visible and easily accessible location from the main population centers of the area, just six miles south of downtown Utica, New York. Access to the mall is provided via four entry points from major regional highways.

|X|  Location: New Hartford (Utica), NY

|X|  Year Built/Renovated:  1980 / 1981, 1995 and 1998

|X|  Anchors:

                                 SQUARE FOOTAGE      % OF TOTAL GLA      LEASE EXPIRATION        MOODY'S RATING           S&P RATING

         Sears                      152,619                17.8%              7/31/10                  A3                     A-

         JC Penney                  149,662                17.5              10/30/08                  A3                    BBB+

         Kaufmann's                 139,634                16.3               1/31/06                  Ba2                    BB+

         Bradlees                    84,800                 9.9              10/31/06                  NR                     NR

         TOTALS:                    526,715                62.8%

|X|  Total GLA: 855,360 sf

|X|  Occupancy:  96% as of November 1999; in-line 89% as of November 1999.

|X| In-line Sales: 1997, 1998 and 1999 (based on actual numbers from January through September 1999) in-line sales were approximately $328, $336 and $361 per square foot, respectively.

|X| Occupancy Cost: Approximately 12% of sales for 1999 (based on borrower provided information.

|X| Borrower's 1999 NOI: Approximately $10.8 million based on 1999 unaudited borrower provided financial statements and adjusted to exclude certain extraordinary income items.

|X| Underwritten net cashflow: Approximately $10.6 million Net Cash Flow based on 1999 NOI (9 months calculated and 3 months projected), with adjustments primarily for base rent to reflect tenants in occupancy as of 11/99 but not income from the recently signed lease with Staples, a 4% market management fee, and underwritten capital expenditures for replacements, tenant improvements and leasing commissions.


This material is for your private information and we are not soliciting any action based upon it. No securities are being offered by these summary materials. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that may be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of those assumptions or the likelihood that any of those assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets and securities discussed herein supersedes all prior information regarding such assets and securities.

The information in this Term Sheet will be superseded by the information contained in any subsequent term sheets and definitive offering circular for any securities actually sold to you.

                                                                February 3, 2000

STRUCTURAL SUMMARY

A/B NOTE STRUCTURE The mortgage loan will be evidenced by two notes, an A Note and a B Note.
                                The A Note, which will have the balance
                                indicated above, representing a loan amount with a shadow rating no lower than AA, will be contributed to the LB-UBS 2000-C1 securitization. The B Note, with the balance indicated above, will be sold separately either through a sale to another trust which will issue securities representing an interest in such note or a direct sale of such B Note to an institution.

                                The rights of the B Note holder or of the holder of the securities backed by the B Note include:

                                -    The right to buy the A Note out of the
                                     LB-UBS 2000-C1 securitization following a material default thereon in order to effect a different course of asset resolution from the one proposed by the transaction's special servicer;

                                -    The right to receive all notices of
                                     significant special servicing events; and

                                -    The B Note holder will have veto rights
                                     with respect to actions taken by the
                                     special servicer regarding special
                                     servicing actions and waivers on due on
                                     sale/due on encumbrance, provided that (1)
                                     the B Note holder represents at least 50% of the aggregate principal balance outstanding of the A Note and B Note and
                                     (2) such veto actions are consistent with the servicing standard.

DISTRIBUTIONS                   Interest and principal payments will be
                                allocated first to the A Note and then to the B
                                Note.

ADVANCING                       The Servicer will be obligated to make advances
                                of scheduled principal and interest payments and
                                certain servicing expenses ("Advances"), to the
                                extent that such Advances are deemed to be
                                recoverable.